   Exhibit 99.1


             [LOGO] iSTAR | FINANCIAL
                           Creative Capital Solutions(SM)

                       $200,000,000 Senior Notes due 2008

                             Investor Presentation

                                  August 2001

Disclaimer                                              ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar Financial Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from iStar Financial Inc.'s expectations include completion of pending investments, continued ability to originate new investments, the availability and cost of capital for future investments, competition within the finance and real estate industries, economic conditions, and other risks detailed from time to time in iStar Financial Inc.'s SEC reports.

The Offering                                            ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

o     Issuer                iStar Financial Inc. (NYSE: SFI)

o     Issue                 $200,000,000 Senior Notes (Public Filing)

o     Maturity              Seven years (2008), Non-Callable

o     Ratings               Moody's: Ba1

                            S&P:     BB+

                            Fitch:   BB+ (positive)

o     Use of Proceeds       Pay Down Secured Revolving Credit Facilities

o     Financial Covenants   1. Fixed Charge Coverage

                            2. Total Indebtedness to Net Worth

                            3. Senior Recourse Indebtedness to Net Worth Plus
                               Subordinated Debt

                            4. Unencumbered Assets to Unsecured Debt
                               (maintenance)

o     Timing                Roadshow 7/31 - 8/9

                                                        ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                                  Jay Sugarman

                      Chairman and Chief Executive Officer

Our Market Focus                                        ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

We are the dominant provider of structured financing for transactions where the corporate credit, real estate and capital markets intersect.

     [The following table was depicted as a graph in the original material.]

                                Corporate Tenant
                                    Leasing

             Corporate Credit                           Real Estate
                 Markets                                  Markets

                                     iStar

Corporate                                                        Structured Real
 Finance                         Capital Markets                  Estate Finance

What We Do                                              ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

          We have built a unique business platform servicing high-end private and corporate owners of real estate who require highly structured financing.

     [The following table was depicted as a graph in the original material.]

Price   ^
        |
        |
        |
Higher Expertise Required, Higher Margins Achievable
------------------------------------------------------------------>

                                                 ($100 bn market)
                                                  iStar Financial
                                                 (few competitors)

                            ($600 bn market)
                            Life Companies,
                            Commercial Banks
                         (multiple competitors)

($250 bn market)
    Conduits
(pure commodity)                                                -------------->

--------------------------------------------------------------------------------
                                                                         Service
Efficient Market - Commodity Products   Inefficient Market - Structured Products

What We Do                                              ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

   [The following table was depicted as a pie chart in the original material.]

                                  $4.0 Billion
                               Owned Receivables

    Loans                                                   Leases
    -----                                                   ------
$2.3 Billion                                             $1.7 Billion

> 61 Loans.                 Loans                        > 116 Investments.

> 426 Properties.                   Leases               > 161 Properties.

> 71% LTV.                                               > 52% Investment Grade.

What We Do                                              ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

  Our diversified product lines and investment strategy reflect eight years of intensive experience in a very focused, niche lending business.

--------------------------------------------------------------------------------------------------------------------
                                                                                Average
                                                                               Investment          % of        % of
        Product Line                       Description                       Size (millions)      Assets     Revenue
--------------------------------------------------------------------------------------------------------------------
Lending:
--------------------------------------------------------------------------------------------------------------------
  Structured Finance          Mortgages and other loan products,                      $36.4        24.7%       23.6%
                              secured by institutional-quality single
                              assets in supply-constrained markets.
--------------------------------------------------------------------------------------------------------------------
  Corporate Finance           Secured and unsecured loans to leading                  $52.5        13.2%       12.2%
                              public and private companies engaged in
                              real estate-related businesses.
--------------------------------------------------------------------------------------------------------------------
  Portfolio Finance           Mortgages and other loan products cross                 $40.6         9.2%       10.0%
                              collateralized by diversified pools of real
                              estate assets.
--------------------------------------------------------------------------------------------------------------------
  Loan Acquisition            Opportunistic purchases of loans and loan               $51.3         9.1%        9.6%
                              participations secured by real estate assets.
-----------------------------------------------------------------------------------------------=====================
                                                                    Subtotal:                      56.2%       55.4%
--------------------------------------------------------------------------------------------------------------------
Leasing:
--------------------------------------------------------------------------------------------------------------------
  Corporate Tenant Leasing    Strategic office and industrial facilities              $14.6        43.8%       44.6%
                              net-leased to creditworthy corporate
                              customers.
--------------------------------------------------------------------------------------------------------------------

Superior Business Model                                 ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

o Non-Commodity Focus: Core value proposition: provide level of service, knowledge, creativity and flexibility unavailable from other lenders.

      >     Do not compete on price.

      >     Avoid commodity businesses such as conduit lending, CMBS, RMBS.

o Lower Leverage, Higher ROE: Non-commodity focus creates better ROAs and higher ROEs with lower leverage.

      > Nearly $2 billion of tangible equity capital in place to support future expansion.

o Tax-Advantaged Returns: Tax-exempt structure creates attractive returns on invested capital at a fraction of the leverage of taxable finance companies.

o Match-Funding Discipline: Broad array of capital sources and asset-liability matching reduce liquidity risks and exposure to changes in interest rates.

      > 100 basis point move in short-term rates impacts annual adjusted earnings by 1.4%.

o Management Expertise: Management team with leading talent/experience across all key success disciplines - principals, not processors.

      >     Executive management team averages over 20 years of experience.

Deep Senior Management Team                             ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

Management's expertise includes extensive experience across all key disciplines necessary to execute our business plan.

o Investments
o Capital Markets
o Legal
o Risk Management / Servicing

                                              ------------
                                               Sugarman*
                                              Chairman/CEO
                                                13 years
                                              ------------
                                                     |
                                     ----------------|
                                     |               |
                                     |        ------------
                                     |           Haber*
                                     |       President/CFO --------------------------|
                                     |          13 years                             |
                                     |        ------------                           |
                                     |                                               |
                                     |                                               |
                                     |                                               |
    ---------------------------------------------------------------------------------------------------------------------------
    |             |             |              |            |                        |             |              |            |
-----------   -----------   -----------   -----------   -----------                  |      -------------   ------------   ---------
 Olmstead*      Digel*        Lodge*        Jones*        Dorsch*                    |          Matis*         Curtis*     O'Connor*
   EVP -         EVP -         EVP -         EVP -         EVP -                     |      EVP - General   SVP - Credit   EVP - COO
Investments   Investments   Investments   Investments   Investments                  |         Counsel
 21 years      20 years       19 years      21 years      18 years                   |         29 years       16 years     20 years
-----------   -----------   -----------   -----------   -----------                  |      -------------   ------------   ---------
     |            |             |              |            |                        |             |                          |
     |            |             |              |            |                        |             |                          |
     --------------------------------------------------------                        |             |                          |
                                                                                     |             |                          |
                                                                                     |             |          |---------------|
                                                                                     |             |          |               |
     --------------                  ------------------------------------------- ----|             |          |               |
     |            |                  |               |             |             |                 |          |               |
-----------   -----------   ------------------  ----------  ---------------  -------------   ---------------  |           ----------
 Blomquist       Cozzi*          Merchant        Tretola        Sinnett       Richardson         Dugan        |              Rubin
   SVP -         SVP -              VP -            VP -          SVP -      SVP - Capital   SVP - HR, Asst.  |           SVP - Loan
Investments   Investments   Investor Relations  Controller  Project Finance     Markets       Gen. Counsel    |            Servicing
-----------   -----------   ------------------  ----------  ---------------  -------------   ---------------  |           ----------
     |            |                 |               |              |              |          |                |               |
     |            |                 |               |              |              |          |                |               |
     --------------                 -----------------------------------------------          |                |               |
           |                                                  |                       -------------           |               |
           |                                                  |                           Legal               |               |
           |                                                  |                             2                 |               |
           |                                                  |                       Professionals           |               |
           |                                                  |                       -------------           |               |
           |                                                  |                                               |               |
           |                                                  |                                ------------------             |
           |                                                  |                                |                 |            |
       -------------                                    ----------------                 -------------  -------------  -------------
        Investments                                     Finance / Acctg.                 Project Mgmt.   Asset Mgmt.  Loan Servicing
             9                                                 22                              6            35              11
       Professionals                                     Professionals                   Professionals  Professionals  Professionals
       -------------                                    ----------------                 -------------  -------------  -------------

----------
*     Denotes member of Investment Committee.

Managing Growth                                         ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

We have structured and originated $5 billion of financing transactions with over $1.6 billion of volume from repeat customers and no losses.

Cumulative Financing Transactions                                ($ in millions)

                                  -----------
                                  Zero Losses
                                  -----------

   [The following table was depicted as a bar chart in the original material.]

       iStar Financial Predecessors              iStar Financial
-----------------------------------------------------------------------------------
12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   3/31/01   6/30/01
 $768(1)    $933(1)    $1,120     $2,250     $3,267     $4,283     $4,539    $4,910

----------
(1) Includes third-party senior positions originated, placed and/or structured by SFI.

Asset Quality and Diversification                       ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

   Our asset base is broadly diversified by year of origination, asset type, obligor, geography and property type.

  [The following tables were depicted as bar charts in the original material.]

               Owned Receivables at June 30, 2001 ($4.0 billion)
================================================================================

                                   Asset Type
--------------------------------------------------------------------------------

Corporate Tenant Leases       44%
First Mortgages               26%
Corporate/Partnership Loans   22%
Second Mortgages               8%

                               Geographic Region
--------------------------------------------------------------------------------

West                          31%
Northeast                     21%
South                         16%
Southeast                      9%
Central                        7%
Mid-Atlantic                   7%
Northwest                      5%
North Central                  2%
Southwest                      2%
Various           is less than 1%

                                 Property Type
--------------------------------------------------------------------------------

Office                        48%
Hotel                         20%
Resort/Entertainment           8%
Industrial                     7%
Retail                         5%
Apartment/Residential          4%
Mixed Use                      4%
R&D                            3%
Homebuilder/Land               1%
Various           is less than 1%

================================================================================

Asset Quality and Diversification                       ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

   [The following table was depicted as a pie chart in the original material.]

           Loans                                             Leases
           -----                 $4.0 Billion                ------
       $2.3 Billion            Owned Receivables          $1.7 Billion

        -----------                                     ----------------
        Third-Party
First   Senior Debt                                     Investment Grade
Dollar  ----------- 31.8%                                      52%
         "Average"              Loans
           iStar                        Leases          ----------------
        Investment
 Last   -----------                                          Unrated
Dollar   Borrower   71.4%                                      26%
          Equity                                        ----------------
        -----------                                       Non-Investment
                                                             Grade 22%
                                                        ----------------

                               Summary Statistics
--------------------------------------------------------------------------------

>     61 loans/426 properties

>     Average size: $37.3 million / borrower
                    $5.3 million / property

>     Weighted average maturity: 4.1 years

--------------------------------------------------------------------------------

                               Summary Statistics
--------------------------------------------------------------------------------

>     116 investments / 161 properties

>     Average size: $14.6 million / investment
                    $10.5 million / property

>     Weighted average term: 8.6 years

--------------------------------------------------------------------------------

Case Study: Portfolio Finance                           ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                           San Diego Office Portfolio

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------

o Collateral: Cross collateralized portfolio of downtown office buildings totaling 1.1 million sf.

o Equity Sponsor: Southwest Value Partners, a leading private real estate investment firm.

o     Investment Structure: 1st and 2nd mortgages.

o     Credit Statistics:

      >     LTV: 0% - 76%.

      >     DSCR: 1.68x.

o     Match Funding Vehicle: STARs(SM).

--------------------------------------------------------------------------------

Case Study: Portfolio Finance                           ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                           140 Apartment Communities

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------

o Collateral: Diversified portfolio of 140 apartment communities located primarily in 10 major U.S. markets.

o Equity Sponsor: Olympus Real Estate, a large institutional private equity firm.

      >     $400 million equity investment junior to iStar

o     Investment Structure: Mezzanine

o     Credit Statistics:

      >     LTV: 59% - 77%.

      >     DSCR: 1.33x.

o     Match Funding Vehicle: Syndicated term loan.

--------------------------------------------------------------------------------

Case Study: Corporate Tenant Leasing                    ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                         17 Hotels in Northwestern U.S.

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------

o Collateral: Bondable lease recourse to Baa3 credit and cross collateralized portfolio of 17 full-service hotels (3,989 rooms).

o     Corporate Customer: Hilton Hotels.

o     Credit Rating: BBB- / Baa3.

o     Investment Structure: Bondable credit tenant lease.

o     Participation: 7.5% of gross revenue over 1996 base.

o     Credit Statistics:

      >     LTV: 54%.

      >     Lease Coverage: 2.11x.

o     Match Funding Vehicle: Securitized term loan.

--------------------------------------------------------------------------------

                                                        ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                                 Spencer Haber

                     President and Chief Financial Officer

Investment / Underwriting Process                       ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

o Initial transaction screening and evaluation using proprietary Six Point Methodology(SM).

o Intensive underwriting process provides for comprehensive review of potential investments from all key disciplines.

o     Multi-tiered approval process.

      >     $0 - $30 Million: Management Investment Committee
      >     $30 - $50 Million: Board Investment Committee
      >     Over $50 Million: Full Board of Directors

o     Extensive management controls built into loan/lease documentation:

      Structured Finance Assets

      >     Extensive borrower reporting requirements.
      >     Budget submissions and approvals.
      >     Lease approvals.
      >     Lock box administration.
      >     Escrow funding and administration.
      >     Covenant requirements.

      Corporate Tenant Leases

      >     On-site facilities management.
      >     Annual core compliance inspections.
      >     Corporate tenant lease approvals.
      >     Credit enhancements: letters of credit, cash deposits, guarantees.

Comprehensive Risk Management                           ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

      iStar Financial has one of the lowest loss ratios in the finance industry.

o 50+ person risk management team with in-house expertise in asset management, corporate credit, loan servicing, project management and engineering.

o Proactive strategy centered around information sharing, frequent customer contact and "early warning" system.

o Compilation and analysis of asset information is distributed on-line to all iStar Financial professionals on a continuous, real-time basis.

o Comprehensive risk rating process that enables us to evaluate, monitor and pro-actively manage asset-specific credit issues and identify credit trends on a portfolio-wide basis.

                Weighted Average Structured Finance Risk Ratings

                      (1 = lowest risk; 5 = highest risk)

   [The following table was depicted as a bar chart in the printed material.]

Dec-98           2.71
Mar-99           2.64
Jun-99           2.62
Sep-99           2.63
Dec-99           2.54
Mar-00           2.55
Jun-00           2.55
Sep-00           2.59
Dec-00           2.50
Mar-01           2.53
Jun-01           2.68

Lease Expiration Profile                                ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

At June 30, 2001, the weighted average remaining lease term of iStar Financial's corporate tenant leasing portfolio was 8.6 years, and the portfolio was 96.7% leased (99.2% excluding a vacant facility currently under contract for sale).

                            Lease Expiration Profile
                              (at March 31, 2001)

   [The following table was depicted as a bar chart in the printed material.]

                        % of Q2'01 annualized
                             total revenue
2001                              0.9%
2002                              2.8%
2003                              4.0%
2004                              5.0%
2005                              3.5%
2006                              5.7%
2007                              3.9%
2008                              1.6%
2009 and thereafter              22.7%

Deep, Broad Capital Resources                           ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
                           Secured Credit Facilities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

o State-of-the-art, committed revolvers from RBS, Deutsche Bank and Lehman Brothers.

o     $1.9 billion (capacity) in place.

o     $790 million outstanding (Q/E).

o     Primary source of working capital.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Unsecured Credit Facilities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
o Leading commercial banks, including Bank of America, Deutsche Bank, Fleet and UBS.

o     $300 million (capacity).

o     $159 million outstanding (Q/E).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Match Funding Facilities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
o     iStar Asset Receivables (STARs(SM)).

      >     Recent upgrades strengthen funding capabilities and lower costs.

o Term lending relationships with a dozen commercial banks and insurance companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Unsecured Corporate Bonds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
o     Ba1 / BB+ / BB+ senior unsecured credit ratings.

o     $475 million outstanding (pro forma).

--------------------------------------------------------------------------------

----------
As of June 30, 2001.

Conservative Financial Policies                         ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

o SFI's leverage policies provide for a maximum targeted 1.5 - 2.0x book debt/equity ratio.

o     Maximum leverage range developed by satisfying three primary objectives:

      >     No losses to creditors in high severity stress test.

      > Ability to match-fund in long-term, secured debt markets if credit facilities, corporate debt or equity is unavailable.

      >     15 - 20% sustainable ROE target.

o     Maintain large equity base.

      >     $1.8 billion tangible book equity.

o     Maintain diversified sources of investment capital.

o     Match-funding discipline: maturities and interest rates.

      > 100 basis point change in short term rates equals a 1.4% change in adjusted earnings.

o     Comprehensive reserve policies.

      >     No losses experienced to date.

      > Loan loss reserves (including accumulated CTL depreciation) equals 205 basis points of owned receivables.

Reliable Cash Flow Performance                          ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                                     EBITDA

   [The following table was depicted as a bar chart in the printed material.]

                                 ($ in millions)

1998(1)                             $148.6
1999                                $234.9
2000                                $423.9
LTM 6/30/01                         $439.0

----------
(1) 1998 EBITDA represents 2Q - 4Q '98 actual performance annualized (Company went public in 3/98).

Attractive Returns on Invested Capital                  ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                        ROAA          ROAE
9/30/98                 6.0%          12.3%
12/31/98                5.3%          13.0%
3/31/99                 6.3%          13.6%
6/30/99                 6.0%          14.1%
9/30/99                 6.4%          14.7%
12/31/99                6.6%          15.1%
3/31/00                 6.6%          15.1%
6/30/00                 6.7%          15.5%
9/30/00                 6.7%          16.1%
12/31/00                6.8%          16.7%
3/31/01                 7.0%          17.3%
6/30/01                 7.2%          17.5%

Conservative Leverage                                   ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

                              Debt-to-Book Equity

   [The following table was depicted as a bar chart in the printed material.]

9/30/98               1.3x
12/31/98              1.1x
3/31/99               1.2x
6/30/99               1.2x
9/30/99               1.1x
12/31/99              1.1x
3/31/00               1.1x
6/30/00               1.2x
9/30/00               1.2x
12/31/00              1.2x
3/31/01               1.2x
6/30/01               1.2x

Strong Credit Statistics                                ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                      GAAP EBITDA/Interest       GAAP EBITDA/Fixed Charges
9/30/98                       2.5x                          2.5x
12/31/98                      2.3x                          2.2x
3/31/99                       2.5x                          2.0x
6/30/99                       2.5x                          2.0x
9/30/99                       2.5x                          2.0x
12/31/99                      2.7x                          2.1x
3/31/00                       2.6x                          2.1x
6/30/00                       2.5x                          2.0x
9/30/00                       2.4x                          2.0x
12/31/00                      2.4x                          2.0x
3/31/01                       2.4x                          2.0x
6/30/01                       2.6x                          2.1x

Pro Forma Capitalization                                ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

($ in millions)

                                            6/30/01                      6/30/01         % of
                                            Actual      Adjustments     Pro Forma    Capitalization
                                           --------     -----------     --------     --------------
Total Assets                               $4,053.4          $5.0       $4,058.4

iStar Asset Receivables Secured Notes         486.4                        486.4
Secured Term Loans(1)                         459.8                        459.8
Secured Revolving Credit Facilities           789.9        (195.0)         594.8
                                           --------        ------       --------          -----
     Total Secured Debt                     1,736.1        (195.0)       1,541.1           38.0%
Unsecured Revolving Credit Facilities         159.0                        159.0
Unsecured Subsidiary Notes(2)                 257.9                        257.9
Unsecured Notes Due 2008                         -0-        200.0          200.0
                                           --------        ------       --------          -----
     Total Unsecured Debt                     416.9         200.0          616.9           15.2%
                                           --------        ------       --------          -----
Total Debt Outstanding                     $2,153.0          $5.0       $2,158.0           53.2%
Other Liabilities                              69.2                         69.2            1.7%
Shareholders' Equity                        1,831.1                      1,831.1           45.1%
                                           --------        ------       --------          -----
Total Capitalization                       $4,053.4          $5.0       $4,058.4          100.0%
                                           ========        ======       ========          =====

----------
(1)   Includes $16.6 million of other debt obligations.
(2)   Includes $17.1 million of debt discounts.

Attractive Credit Statistics                            ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

($ in millions)
                                                                       Pro Forma
                                                                       ---------

EBITDA / GAAP Interest Expense                                           2.52x

EBITDA / Fixed Charges                                                   2.08x

Total Debt / Total Shareholders' Equity                                  1.18x

Unencumbered Assets / Unsecured Debt                                     2.21x

Significant Ratings Upside Potential                    ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

 iStar Financial outscores the A-rated finance company peer group on both risk and profitability metrics.

------------------------------------------------------------------------------------
                                            iStar         Peer Group      Peer Group
                                          Financial         Mean(1)        Median(1)
------------------------------------------------------------------------------------
Senior Unsecured Credit Rating            Ba1 / BB+         A3 / A-         A3 / A-
------------------------------------------------------------------------------------
Tangible Book Equity ($in millions)          $1,831          $1,853          $1,420
------------------------------------------------------------------------------------
Total Liabilities / Tangible Equity            1.2x            8.2x            7.7x
------------------------------------------------------------------------------------
EBIDA / Interest                               2.6x            1.7x            1.6x
------------------------------------------------------------------------------------
ROAA                                           7.2%            1.4%            1.3%
------------------------------------------------------------------------------------
ROAE                                          17.5%           10.6%           10.3%
------------------------------------------------------------------------------------
G&A / Revenue                                  6.4%           19.0%           18.8%
------------------------------------------------------------------------------------
Rating Agency Risk-Based Capital
Adequacy Score                                 2.55            0.89            1.06
------------------------------------------------------------------------------------

----------
(1) Peer Group includes CIT Group Inc., GATX Capital, Heller Financial and Textron Financial.

Significant Ratings Upside Potential                    ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

 Our objective is to achieve an investment grade senior unsecured credit rating within 12 - 24 months.

o     What we need to do:

      >     Continue to demonstrate leading business franchise.

      >     Continue to season as a public company.

      >     Continue to execute through current economic cycle.

      >     Continue to diversify debt structure as we grow.


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Investment Highlights                                   ------------------------
------------------------------------------------------- [LOGO] iSTAR | FINANCIAL
                                                        ------------------------
                 ---------------------------------------------------------------

o Largest independent finance company in attractive $100 - $150 billion market niche.

o     Consistent, eight-year track record of superior results.

o Non-commodity focus and tax-advantaged structure create attractive returns with significantly lower leverage.

o     Large tangible equity capital base and match funding discipline.

o Intensive risk management and employee ownership lead to best loss performance in finance industry.

o     Significant ratings upside potential with non-call life structure.


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